Exhibit 10.41

EXECUTION VERSION

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Agreement”), dated as of June 6, 2023 (the “Second Amendment Effective Date”), is entered into among AEROVIRONMENT, INC., a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, Bank of America, N.A., as the Administrative Agent and an L/C Issuer, and the other L/C Issuers party hereto.  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors party thereto, the Lenders from time to time party thereto, Bank of America, N.A., as the Administrative Agent, the Swingline Lender, and an L/C Issuer, and the other L/C Issuers party thereto, have entered into that certain Credit Agreement, dated as of February 19, 2021 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below, subject to the terms and conditions specified in this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendments to Credit Agreement.  Effective as of the Second Amendment Effective Date, the Credit Agreement shall be amended as follows:

(a)The definition of “Letter of Credit Sublimit” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “$10,000,000” with the text “$25,000,000”.

(b)The definition of “Sanction(s)” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “Her Majesty’s” with the text “His Majesty’s”.

(c)The reference to “$10,000,000.00” opposite Bank of America’s name under the heading “L/C Commitments” on Schedule 1.01(b) to the Credit Agreement is amended to read “$25,000,000.00”; it being understood and agreed that from and after the Second Amendment Effective Date, the Borrower and Bank of America, in its capacity as an L/C Issuer, agree that Bank of America’s L/C Commitment shall be $25,000,000.00.

2.References; Effect; Etc.  Except as expressly modified and amended in this Agreement, all of the terms, provisions and conditions of the Loan Documents shall remain unchanged and in full force and effect.  The Loan Documents and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Credit Agreement are hereby amended so that any reference to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

3.Condition Precedent.  This Agreement shall become effective upon receipt by the Administrative Agent of counterparts of this Agreement, properly executed by a Responsible Officer of each Loan Party, the Required Lenders, each L/C Issuer, and the Administrative Agent.

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4.Payment of Expenses.  The Loan Parties agree to reimburse the Administrative Agent for all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Agreement, including the reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent (paid directly to such counsel if requested by the Administrative Agent).

5.Miscellaneous.

(a)The Loan Documents and the obligations of the Loan Parties thereunder are hereby ratified and confirmed and shall remain in full force and effect according to their terms.  This Agreement shall constitute a Loan Document.

(b)Each Loan Party (i) agrees that the Collateral Documents continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (ii) confirms its grant of security interests pursuant to the Collateral Documents to which it is a party as Collateral for the Secured Obligations, and (iii) acknowledges that all Liens granted (or purported to be granted) pursuant to the Collateral Documents remain and continue in full force and effect in respect of, and to secure, the Secured Obligations.

(c)Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents, and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents.

(d)Each Loan Party hereby represents and warrants as follows: (i) such Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement; (ii) this Agreement has been duly executed and delivered by such Loan Party and constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, and (B) solely with respect to the enforcement of any pledge of the Equity Interests in any Foreign Subsidiary or any pledge of intercompany Indebtedness owed by any Foreign Subsidiary, the effect of foreign Laws, rules and regulations as they relate to the enforcement of any such pledge; (iii) no approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Loan Party of this Agreement, other than authorizations, approvals, actions, notices and filing which have been duly obtained; and (iv) immediately prior to and after giving effect to this Agreement, (A) the representations and warranties of such Loan Party contained in the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are (1) with respect to representations and warranties that contain a materiality qualification, true and correct on and as of the Second Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and (2) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects on and as of the Second Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of this Section 5(d)(iv)(A), the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement

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shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), respectively, of the Credit Agreement, and (B) no Default has occurred and is continuing.

(e)This Agreement may be executed in multiple counterparts and by different parties hereto in separate counterparts, all of which, taken together, shall constitute an original.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission or electronic transmission (in .pdf) will be effective as delivery of a manually executed counterpart hereof.  This Agreement may be in the form of an Electronic Record and may be executed using Electronic Signatures (including facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record.  For the avoidance of doubt, the authorization under this Section 5(e) may include use or acceptance by the Administrative Agent of a manually signed paper communication which has been converted into electronic form (such as scanned into .pdf), or an electronically signed communication converted into another format, for transmission, delivery and/or retention.  Notwithstanding anything contained herein to the contrary, the Administrative Agent is not under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, that, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of any Loan Party, any Lender, any L/C Issuer, or the Swingline Lender without further verification, and (ii) upon the request of the Administrative Agent, any Electronic Signature shall be promptly followed by a manually executed, original counterpart.

(f)If any provision of this Agreement is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby, and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(g)THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(h)The terms of Sections 11.14 and 11.15 of the Credit Agreement with respect to submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	AEROVIRONMENT, INC.,

a Delaware corporation

By: /s/Kevin McDonnell

Name:Kevin McDonnell

Title:Senior Vice President and Chief Financial Officer

GUARANTORS:	ARCTURUS UAV, INC.,

a California corporation

By: /s/Kristy Benson

Name:Kristy Benson

Title:Vice President and Treasurer

AEROVIRONMENT, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

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ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,

as the Administrative Agent

By: /s/Dennis Jones

Name:Dennis Jones

Title:Vice President

AEROVIRONMENT, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

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LENDERS:	BANK OF AMERICA, N.A.,

as a Lender and an L/C Issuer

By: /s/Jennifer Yan

Name: Jennifer Yan

Title: Senior Vice President

AEROVIRONMENT, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

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JPMORGAN CHASE BANK, N.A.,

as a Lender and an L/C Issuer (solely with respect to the Existing JPMorgan Letters of Credit)

By: /s/Lynn Braun

Name: Lynn Braun

Title: Executive Director

AEROVIRONMENT, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION,

as a Lender

By: /s/Jamil Chowdhury

Name: Jamil Chowdhury

Title: Vice President

AEROVIRONMENT, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT